Government Grant	12 Months Ended
Dec. 31, 2025
Government Assistance [Abstract]
Government Grant
19. Government Grant

On July 17, 2025, the Company announced that it had entered into a joint venture agreement with Amon Gas. The Amon Joint Venture intends to acquire two newbuild 51,530 cubic-meter capacity ammonia-fueled, ice-class, liquefied ammonia carriers, which will also be capable of carrying liquefied petroleum gas. On December 31, 2025, the Company owned 61% of the Amon Joint Venture, and Amon Gas owned 39%. Under the terms and conditions of the investment, the Company expects to own 79.5% of the Amon Joint Venture and Amon Gas expects to own 20.5% when the vessels are delivered in 2028.

Each of the Two Ammonia Newbuild Vessels has been awarded a NOK 90 million (approx. $9 million) investment grant from the Norwegian government agency Enova (the "Enova Grant"), a Norwegian state enterprise owned by the Ministry of Climate and Environment and funded through Norway’s Climate and Energy Fund. Enova’s mandate is to support projects that contribute to Norway’s climate commitments and the transition to a low-emission society.

The Enova Grant is to be drawn down in accordance with the agreed terms over the course of the vessels' construction period and provides funding of up to 69% of approved project costs, subject to the maximum award of NOK 90 million per vessel. Grant proceeds are disbursed following submission and approval of payment requests, with 20% of the total grant amount retained until submission and approval of the final project report by Enova.
The Enova Grant is conditional upon the Two Ammonia Newbuild Vessels meeting specified technical and environmental performance requirements, including full zero-emission operability and documentation that at least 25% of supplied energy is derived from non-CO₂-emitting fuels. Failure to meet these requirements may result in partial or full repayment of grant funding. In addition, the Company is required to report operational and performance data related to the vessels for a period of up to ten years following approval of the final project report.

The Company accounts for the Enova Grant as government grants related to assets with analogy to IAS 20, Accounting for Government Grants and Disclosure of Government Assistance. Grant proceeds received are recognized as deferred income within the consolidated balance sheet and will be recognized in profit or loss on a systematic basis over the useful lives of the related vessels once the vessels are delivered in 2028. Related cash inflows are classified within investing activities in the consolidated statements of cash flows.

As of December 31, 2025, the Company had received Enova Grant payments totaling $9.7 million, representing approximately 55% of the amount awarded and recorded the amount outstanding of $8.3 million as a non current receivable.